                                                                   EXHIBIT 10.30


                  FIRST AMENDMENT TO STOCKHOLDERS' AGREEMENT
                  ------------------------------------------

          This First Amendment to Stockholders' Agreement (this "Amendment") is entered into as of the 19th day of September, 1997, by and among the parties listed on the signature pages hereto, and Doskocil Manufacturing Company, Inc., a Texas corporation, and its successors, whether by operation of law or otherwise (the "Company").


                                   RECITALS
                                   --------

          WHEREAS, certain stockholders of the Company and the Company are parties to a Stockholder' Agreement (the "Stockholders' Agreement") dated July 1, 1997;

          WHEREAS, Dogloo, Inc., a California corporation ("Dogloo"), plans to merge with and into the Company with the Company as the surviving corporation (the "Merger") and, in connection with the Merger, Westar Capital, a California limited partnership ("Westar Capital"), Westar Capital II, LLC, a Delaware limited liability company ("Westar LLC"), and HBI Financial Inc., a Washington corporation ("HBI"), shall become owners of shares of Company Stock (as defined in the Stockholders' Agreement); and

          WHEREAS, all the parties hereto desire to enter into this Amendment for the purpose of amending the Stockholders' Agreement, such amendment to be effective concurrent with the consummation of the Merger;

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:

1.   Definitions.
     -----------

     Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Stockholders' Agreement.

2.   Change to Preamble.
     ------------------

     The reference in the first paragraph of the Stockholders' Agreement to
Section XV.A is hereby changed to XIV.A.

3.   Change to General Provisions--Termination.
     -----------------------------------------

     The reference in the last sentence of Section XIV.L ("General Provisions-- Termination") to Section VIII is hereby changed to VII.

4.   Joinder by Westar Capital and Westar LLC.
     ----------------------------------------

     In connection with the transactions contemplated by the Merger, Westar Capital, Westar LLC and HBI shall receive shares of Company Stock and, on the receipt of such shares and the effectiveness of this Amendment, Westar Capital, Westar LLC, and HBI shall be deemed to have become a party to and be bound by the Stockholders' Agreement, as amended hereby. Westar Capital, Westar LLC and HBI shall, in accordance with Section XIV of the Stockholders' Agreement, upon receipt of shares of Company Stock execute a joinder in the form of Exhibit B to the Stockholders' Agreement further evidencing their agreement to be a party to and bound by the Stockholders' Agreement.

5.   Preemptive Rights.
     -----------------

     Each of the entities comprising the Enterprise Partners, Westar Capital, Westar LLC and HBI hereby agree that their respective preemptive rights, if any, shall be governed by that certain Amended and Restated Securityholders Agreement (the "Amended and Restated Securityholders Agreement") to which each of the entities comprising Enterprise Partners, Westar Capital, Westar LLC and HBI are parties, rather than by the Stockholders' Agreement.

6.   Rights of First Offer.
     ---------------------

     Each of the entities comprising the Enterprise Partners, Westar Capital and Westar LLC hereby agree that any shares of Company Stock offered for sale to Enterprise Partners, Westar Capital or Westar LLC pursuant to Section III of the Stockholders' Agreement shall be allocated among Westar Capital, Westar LLC, and HBI and the entities comprising Enterprise Partners based on their pro rata
                                                                   --------
ownership of shares of Company Stock at the time of such offer. EMPC, EPIII, EPIIIA, EPIV and EPIVA hereby further acknowledge and agree that this Section 6 of this Amendment shall constitute the "agreement among such entities" regarding allocation of the Noticed Shares referenced in Section III.C of the Stockholders' Agreement.

7.   Tag-Along Rights.
     ----------------

     Doskocil acknowledges that pursuant to the Amended and Restated Securityholders Agreement, the entities comprising the Enterprise Partners, Westar Capital, Westar LLC and HBI have granted to certain other stockholders of Dogloo certain tag-along rights. Notwithstanding the provisions of Section IV of the Stockholders' Agreement, Doskocil and each Doskocil Transferee hereby acknowledges and agrees that in the event of a transfer sale or other disposition of shares of Company Stock following the Merger by any stockholder of the Company (other than Doskocil or a Doskocil Transferee) to which the pro rata sharing provisions of Section IV of the Stockholders' Agreement would otherwise apply, the number of shares that Doskocil and the Doskocil Transferees shall be permitted to sell in such transaction shall be determined in accordance with Section 4.3 of the Amended and Restated Securityholders Agreement as if Doskocil and the Doskocil Transferees were treated as an

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"Other Securityholder" under that Agreement.  The remaining other provisions of
Section IV of the Stockholders' Agreement with regard to a tag-along rights shall continue to apply.

8.   Piggy-Back Registration.
     -----------------------

     Doskocil acknowledges that the parties to the Amended and Restated Securityholders Agreement have certain registration rights as set forth therein in the event of an underwritten public offering of the Company's capital stock. Accordingly, notwithstanding Section 2.A. of the Registration Rights Agreement which is attached as Exhibit A to the Stockholders' Agreement, Doskocil and each Doskocil Transferee hereby acknowledges and agrees that in the event of an underwritten public offering in which the Company and holders of Company Stock elect to register a greater number of shares than allowed by the managing underwriter, then the number of shares that Doskocil and each Doskocil Transferee shall be permitted to register in such transaction shall be determined in accordance with Section 5.2 of the Amended and Restated Securityholders Agreement, as if Doskocil were treated as a "Securityholder" under that Agreement. Thus, Doskocil and each Doskocil Transferee will have the following registration rights in the event of a public offering:

     If a registration pursuant to Section 5.1 of the Amended and Restated Securityholders Agreement involves an Underwritten Public Offering (as defined in the Amended and Restated Securityholders Agreement) and the managing underwriter advises the Company that, in its view, the number of shares of Common Stock which the Company and any holder of Registrable Stock (as defined in the Amended and Restated Securityholders Agreement) intend to include in such registration exceeds the largest number of securities which can be sold without having an adverse effect on such offering, including the price at which such securities can be sold (the "Maximum Offering Size"), the Issuer will include in such registration, in the following priority, up to the Maximum Offering Size:

          (i) first, so much of the Common Stock proposed to be sold by the Company as would not cause the offering to exceed the Maximum Offering Size;

          (ii) second, all Registrable Stock requested to be included in such registration by any holder thereof pursuant to Section 5.1 of the Amended and Restated Securityholders Agreement (allocated if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such holders on the basis of the relative number of shares of Registrable Stock so requested to be included in such registration).

9.   Condition of Effectiveness of this Amendment.
     --------------------------------------------

     This Amendment will become effective concurrent with the closing of the Merger. This Amendment shall terminate and have no further force and effect if the Merger is not consummated on or before November 30, 1997.

10.  Effect of this Amendment on the Remaining terms of the Stockholders'
     --------------------------------------------------------------------
     Agreement.
     ---------

     Except as set forth herein, the Stockholders' Agreement remains unmodified and in full force and effect.

          IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.


                              ENTERPRISE PARTNERS III, L.P.

                              By:   Enterprise Management Partners III, L.P.
                              Its:  General Partner


                                    By: /s/ CHARLES D. MARTIN
                                       -----------------------------------------
                                          Charles D. Martin
                                    Its:  General Partner


                              ENTERPRISE PARTNERS III ASSOCIATES, L.P.

                              By:   Enterprise Management Partners III, L.P.
                              Its:  General Partner


                                    By: /s/ CHARLES D. MARTIN
                                       -----------------------------------------
                                          Charles D. Martin
                                    Its:  General Partner


                              ENTERPRISE PARTNERS IV, L.P.

                              By:   Enterprise Management Partners IV, L.P.
                              Its:  General Partner


                                    By: /s/ CHARLES D. MARTIN
                                       -----------------------------------------
                                          Charles D. Martin
                                    Its:  General Partner

                              ENTERPRISE PARTNERS IV ASSOCIATES, L.P.

                              By:   Enterprise Management Partners IV, L.P.
                              Its:  General Partner


                                    By: /s/ CHARLES D. MARTIN
                                        ----------------------------------------
                                          Charles D. Martin
                                    Its:  General Partner


                              ENTERPRISE MANAGEMENT PARTNERS CORPORATION


                              By: /s/ CHARLES D. MARTIN
                                  ----------------------------------------------
                                    Charles D. Martin
                              Its:  President

                              DOSKOCILS:


                               /s/ BENJAMIN L. DOSKOCIL, SR.
                              --------------------------------------------------
                              Benjamin L. Doskocil, Sr.



                               /s/ MARY FRANCES DOSKOCIL
                              --------------------------------------------------
                              Mary Frances Doskocil



                              DOSKOCIL MANUFACTURING COMPANY, INC.



                              By: /s/ LARRY E. REMBOLD
                                 -----------------------------------------------
                              Name:      Larry E. Rembold
                              Title:     President and
                                         Chief Executive Officer

                              WESTAR CAPITAL, L.P.

                              By:   Westar Capital Associates, a limited
                                    partnership
                                    Its General Partner


                                    By: /s/ JOHN W. CLARK
                                       -----------------------------------------
                                             John W. Clark
                                    Title:   General Partner


                              WESTAR CAPITAL II, LLC


                              By:   Westar Capital Associates II, LLC
                              Its:  Member



                                    By: /s/ JOHN W. CLARK
                                       -----------------------------------------
                                             John W. Clark
                                    Its:     Member